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Pricing Supplement No. 5 (Amendment #1)                           Rule 424(b)(2)

Dated: May 3, 2001                                    Registration No. 333-79493

(To Prospectus dated June 16, 1999, and Prospectus Supplement dated September 2, 1999)

                             WELLS FARGO & COMPANY

                          Medium-Term Notes, Series A

                              Floating Rate Notes


Principal Amount:             $500,000,000

Proceeds to Company:          $499,785,000

Original Issue Date:          5/8/01

Stated Maturity:              5/10/04

Form:                         Book Entry

Base Rate:                    LIBOR Telerate page 3750

Initial Interest Rate:        4.475%

Interest Payment Dates:       Tenth day of each month, commencing June 10, 2001

Regular Record Dates:         Fifteen calendar days preceding each Interest
                              Payment Date

Interest Determination
Dates:                        Second London Banking Day preceding each
                              Interest Reset Date

Interest Reset Dates:         Tenth day of each month, commencing June 10, 2001

Index Maturity:               1-month

Spread:                       +12.5 bps

Agent:                        Goldman Sachs

Currency:                     U.S. Dollars

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Other Terms:  CUSIP #94974BAM2
The purpose of this amendment is only to correct the CUSIP number.
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